United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 7, 2021

Date of Report (Date of earliest event reported)

Agrico Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333- 255426	98-1551728
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (346) 800-5508

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	RICO	The Nasdaq Capital Market
Warrants	RICOW	The Nasdaq Capital Market
Units	RICOU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2021, Agrico Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 14,375,000 units (the “Units”), including 1,875,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one-half of one redeemable warrant (“Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

Of the net proceeds of the IPO and the sale of the Private Warrants (as defined below), $146,625,000 has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income tax obligations, the proceeds from the IPO and the sale of the Private Warrants held in the trust account will not be released from the trust account until the earlier of: (1) the completion of the Company’s initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination as described in the prospectus for the IPO); (2) the redemption of 100% of the Company’s outstanding public shares if the Company has not completed an initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination as described in the prospectus for the IPO); and (3) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) (A) to modify the substance or timing of the Company’s obligation to allow redemption of public shares as described in the IPO prospectus or redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination as described in the prospectus for the IPO) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-255426) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 22, 2021 (as amended, the “Registration Statement”):

●	Underwriting Agreement, dated July 7, 2021, by and between the Company and Maxim Group LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 7, 2021, by and among the Company and its officers, directors, DJCAAC LLC (the “Sponsor”) and the other parties named therein, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 7, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated as of July 7, 2021, by and between the Company and each of the officers and directors of the Company, copies of which are attached as Exhibit 10.4 and incorporated herein by reference.

●	Private Placement Warrants Purchase Agreement, dated July 7, 2021, by and between the Company, the Sponsor and Maxim Group LLC, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	Share Escrow Agreement, dated July 7, 2021, by and among the Company, the Sponsor and Continental Stock Transfer & Trust Company, LLC, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

●	Administrative Services Agreement, dated July 7, 2021, by and between the Company and DJCAAC LLC, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which the Sponsor and the representative purchased 7,250,000 private warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $7,250,000. The Private Warrants are identical to the Public Warrants sold in the IPO, except that the Private Warrants are subject to transfer restrictions. The Private Warrants may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination. The holders of the Private Warrants were granted certain demand and piggyback registration rights in connection with the Private Placement.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of July 12, 2021, a total of $146,625,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of July 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On July 7, 2021, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Articles and Memorandum of Association is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 7.01 Other Events.

On July 7, 2021, Agrico Acquisition Corp. issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On July 12, 2021, Agrico Acquisition Corp. issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 7, 2021, by and between the Company and Maxim Group LLC, as representative of the several underwriters

3.1	Amended & Restated Memorandum and Articles of the Company

4.1	Warrant Agreement, dated July 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated July 7, 2021, by and among the Company and its officers, directors, the Sponsor and the other parties named therein

10.2	Investment Management Trust Agreement, dated July 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated July 7, 2021, by and among the Company and certain security holders

10.4	Indemnity Agreements, each dated as of July 7, 2021, by and between the Company and each of the officers and directors of the Company

10.5	Private Placement Warrants Purchase Agreement, dated as of July 7, 2021, by and between the Company, the Sponsor and the representative

10.6	Share Escrow Agreement, dated July 7, 2021, by and among the Company, the Sponsor and Continental Stock Transfer & Trust Company, LLC

10.7	Administrative Services Agreement, dated July 7, 2021, by and between the Company and DJCAAC LLC

99.1	Press Release dated July 7, 2021

99.2	Press Release dated July 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2021

AGRICO ACQUISITION CORP.

By:	/s/ Brent de Jong
Name:	Brent de Jong
Title:	Chief Executive Officer

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